4Q25 Earnings Presentation Exhibit 99.2

Forward-Looking Statements Forward-Looking Statements This communication contains forward-looking statements within the meaning of the U.S. federal securities laws. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of the Company. These statements are often, but not always, made through the use of words or phrases such as ‘‘may’’, ‘‘might’’, ‘‘should’’, ‘‘could’’, ‘‘predict’’, ‘‘potential’’, ‘‘believe’’, ‘‘expect’’, ‘‘continue’’, ‘‘will’’, ‘‘anticipate’’, ‘‘seek’’, ‘‘estimate’’, ‘‘intend’’, ‘‘plan’’, ‘‘projection’’, ‘‘would’’, ‘‘annualized’’, “target” and ‘‘outlook’’, or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. Forward-looking statements involve estimates and known and unknown risks and reflect various assumptions and involve elements of subjective judgement and analysis, which may or may not prove to be correct, and which are subject to uncertainties and contingencies outside the control of Byline and its respective affiliates, directors, employees and other representatives, which could cause actual results to differ materially from those presented in this communication. No representations, warranties or guarantees are or will be made by Byline as to the reliability, accuracy or completeness of any forward-looking statements contained in this communication or that such forward-looking statements are or will remain based on reasonable assumptions. You should not place undue reliance on any forward-looking statements contained in this communication. Certain risks and important factors that could affect Byline’s future results are identified in our Annual Report on Form 10-K and other reports we file with the Securities and Exchange Commission, including among other things under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024. Any forward-looking statement speaks only as of the date on which it is made, and Byline undertakes no obligation to update any forward-looking statement, whether to reflect events or circumstances after the date on which the statement is made, to reflect new information or the occurrence of unanticipated events, or otherwise unless required under the federal securities laws. Due to rounding, numbers presented throughout this document may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures.

Note: Map excludes Byline Bank branch located in Wauwatosa, WI. Source: S&P Global Market Intelligence and company filings. Data as of quarter ended December 31, 2025 or most recent available. BY market capitalization as of December 31, 2025. Second largest bank headquartered in Chicago based on total assets. Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix for a reconciliation of non-GAAP measure to the most directly comparable GAAP financial measure. Leading Chicago Commercial Banking Franchise Company Overview BY at a Glance ($mm) Leading Chicago Footprint Growth Strategy Size Aspiration Chicagoland Branch Locations 44 Largest Bank Headquartered in Chicago(1) #2 $9.7 Billion Total Assets $7.5 Billion Total Loans & Leases $7.6 Billion Total Deposits $1.1 Billion Tangible Common Equity(2) $1.3 Billion Market Cap(1) A leading Chicago-based commercial bank with the strength, scale, and product offerings to compete effectively in our markets—delivering value to stockholders, customers, employees, and the communities we serve Preeminent Commercial Bank in Chicago Grow Customer Relationships Maintain Balance Sheet Strength Drive Profitable Growth Strategic Investment Gain market share in commercial banking Target lower middle market customers with full-service relationship banking to drive share and deepen engagement Grow low-cost deposits Build a stable funding base by growing business banking deposits and optimizing balance sheet efficiency Supplement organic growth through acquisitions Leverage acquisition expertise to capitalize on market opportunities

2025 Year in Review Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix. Total payout ratio is inclusive of dividends and share repurchases. $446.3 million Revenue(1) $2.89 Diluted EPS 51.83% Efficiency Ratio Delivered Successful Full Year 2025 Results Reported net income of $130.1 million, or diluted EPS of $2.89, on record revenue(1) of $446.3 million Solid PTPP ROA(1) of 2.19%, ROA of 1.36%, ROTCE(1) of 13.47% Net interest margin of 4.22%, up 25 bps Y/Y Delivered full year loan growth of 8.9%, funded by high quality deposit base which grew 2.5% Y/Y Increased capital ratios with CET1 at 12.33% and TCE/TA(1) at 11.29%, demonstrating strengthened financial stability Tangible book value per share of $23.44, up 16.7% Y/Y 9.7% Y/Y 5.1% Y/Y Improved 62 bps Y/Y $1.3 billion Capital $7.6 billion Deposits $7.5 billion Loans and Leases 16.2% Y/Y 2.5% Y/Y 8.9% Y/Y Total payout ratio(2): 32.3%

Fourth Quarter 2025 Highlights

Net Income		Diluted EPS		PTPP ROAA	
$34.5 million	$34.7 million	$0.76	$0.76	2.32%	2.33%
Reported	Adjusted[1]	Reported	Adjusted[1]	Reported[1][2]	Adjusted[1][2]

Efficiency Ratio		ROAA		ROTCE	
50.32%	50.15%	1.41%	1.42%	12.97%	13.02%
Reported	Adjusted[1]	Reported[2]	Adjusted[1][2]	Reported[1][2]	Adjusted[1][2]

Strong Financial Performance

- Net income of $34.5 million; Diluted EPS of $0.76
- Pre-Tax Pre-Provision income[1] of $56.6 million; Pre-Tax Pre-Provision ROAA[1][2] of 2.32%
  - 13th consecutive quarter of PTPP ROAA exceeding 2.00%
- Net interest income of $101.3 million, up 1.4% → Revenue of $117.0 million, up 1.1%
- Net interest margin (FTE)[1][3] of 4.36%, up 8 bps
- Loan and lease yields of 6.95%; average cost of deposits of 1.97%
- Stockholders' equity of $1.3 billion, up 2.4%
- TCE/TA[1]: 11.29%, up 51 bps
- TBV/Share[1]: $23.44, up 3.8%

12.33%
Common Equity Tier 1

2.47%
Non-interest expense / Average assets

+3.3%
Increase in Loans & Leases[2]

-19 bps
Decrease in Cost of Deposits

-68 bps
Decrease in Efficiency Ratio

Data as of or for the quarter ended December 31, 2025, unless otherwise noted. Comparisons against September 30, 2025, unless otherwise noted.
(1) Represents a non-GAAP financial measure. See "Non-GAAP Reconciliation" in the appendix for a reconciliation of non-GAAP measure to the most directly comparable GAAP financial measure.
(2) Annualized.
(3) Interest income and rates include the effects of a tax equivalent adjustment to adjust tax-exempt investment income on tax-exempt investment securities to a fully taxable basis, assuming a federal income tax rate of 21%.

Byline Bancorp, Inc. | 5

Highlights Total Loan Portfolio and Average Yield Loan Portfolio Trends ($ in millions) Portfolio Composition Total loan portfolio stood at $7.5 billion, up 3.3%(1) from 3Q25 Originated $322.9 million in new loans, net of loan sales in 4Q25 Production driven by commercial banking and leasing originations of $137.9 million and $74.0 million, respectively Payoff activity increased by $156.0 million from 3Q25 to $360.6 million Average loan yield of 6.95%, down 19 bps LQ and down 26 bps Y/Y, reflecting the impact of lower interest rates Utilization Rates Originations and Payoffs Last 12 Months Average (1) Annualized.

Deposit Trends ($ in millions) Total deposits were $7.6 billion, down 2.3% from 3Q25 Decreases in time and non-interest-bearing demand deposits LQ Deposit mix shift drove lower funding costs Average cost of deposits decreased by 19 bps to 1.97% Cost of interest-bearing deposits decreased by 24 bps to 2.61% Commercial deposits accounted for 43.0% of total deposits and represent 85.1% of all non-interest-bearing deposits Highlights Cost of Interest-Bearing Deposits Avg. Non-Interest-Bearing Deposits Deposit Composition

Net Interest Income and Net Interest Margin Trends *($ in millions)*

Net Interest Income



$88.5
$88.2
$96.0
$99.9
$101.3
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025

Highlights

- Net interest income was $101.3 million, up 1.4% from 3Q25
  - Increase in NII driven by lower interest expense and reduced deposit costs
- Net interest margin of 4.35%, up 8 basis points from 3Q25
  - Full year NIM expanded 25 bps to 4.22%

Interest Rate Sensitivity Over a One-Year Time Horizon

- Rates -100 bps: ~$9 million or ~2.3% decline in NII or ~$2.2 million per 25 bps
- Ramp -100 bps: ~$8 million or ~2.1% decline in NII or ~$2.0 million per 25 bps

Repricing Mix



Other
2%
Prime
18%
Fixed
44%
SOFR
36%

NIM, Yields and Costs



7.21%
7.09%
7.12%
7.14%
6.95%
4.01%
4.07%
4.18%
4.27%
4.35%
3.20%
3.05%
3.36%
3.38%
3.24%
2.48%
2.30%
2.27%
2.16%
1.97%
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Average Loan & Lease Yield
Net Interest Margin
Taxable Securities Yield
Cost of Deposits

NIM Bridge



$99.9 Million NII
$101.3 Million NII
4.27%
0.18%
0.06%
(0.09%)
(0.05%)
(0.02%)
4.35%
Q3 2025 NIM
Total deposits
Subordinated debt
Loans and leases
Securities
All other
Q4 2025 NIM

Byline Bancorp, Inc. | 8

Non-Interest Income Trends ($ in millions) Government Guaranteed Loan Sales $78.9 million of guaranteed loans sold in 4Q25 Non-interest income was $15.7 million, flat from 3Q25 Lower gain on sale primarily due to lower premiums, mix and timing of loans sold Other non-interest income up driven by higher swap fee income Volume Sold and Average Net Premiums Total Non-Interest Income Highlights Net Gains on Sales of Loans

Non-Interest Expense Trends ($ in millions) (1) Non-interest expense of $60.4 million, flat from 3Q25 Lower loan and lease related expenses Lower data processing expenses Higher incentive compensation Efficiency ratio decreased 68 bps to 50.32% Adjusted efficiency ratio(1) of 50.15%, down 322 bps Y/Y NIE/AA of 2.47%, flat LQ Efficiency Ratio Non-Interest Expense Highlights Non-Interest Expense Bridge Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix for a reconciliation of non-GAAP measure to the most directly comparable GAAP financial measure. ($0.7) ($0.5) $1.3 $60.5 $60.4 $0.2 ($0.4)

Asset Quality Trends ($ in millions) Criticized & Classified Loans and Leases Net Charge-offs NPLs / Total Loans & Leases Allowance for Credit Losses (ACL) Note: Criticized & classified loans and leases risk rated special mention or worse.

Strong Capital Position (1) Strong Capital Base Capital Ratios (1) Return on Average Tangible Common Equity Common Equity Tier 1 Capital Priorities: Increased capital ratios: CET1 of 12.33%, up 18 bps LQ and up 63 bps Y/Y TCE/TA(1) of 11.29%, up 51 bps LQ and up 168 Y/Y Repurchased 345,706 shares of common stock during 4Q25 TBV per common share of $23.44(1), up 3.8% LQ and 16.7% Y/Y 1. Fund Organic Growth 2. Dividend 3. M&A 4. Buyback Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix for a reconciliation of non-GAAP measure to the most directly comparable GAAP financial measure.

Granular Deposit Base

A **strength** of our franchise is our well **diversified** deposit base…

~65% of Total Deposits are FDIC Insured



Consumer Deposits, $3.7 billion
Commercial Deposits, $3.9 billion
Insured
87%
Uninsured
13%
Uninsured
57%
Insured
43%
Total Deposits
$7.6 Billion
as of 12/31/25

…with **limited concentration** and granular customer base providing a **stable** source of funding

Consumer Deposits[1]

$3.7 billion at 12/31/25

Customer Base
~120,000
Consumer Accounts

Granular Deposit Base
~$31,000
Average Account Balance



Total Franchise
45
Branches

Core banking footprint in key urban MSAs in Wisconsin and a broad footprint in Chicago, IL

Commercial Deposits

$3.9 billion at 12/31/25

Customer Base
~28,000
Commercial Accounts

Granular Deposit Base
~$140,000
Average Account Balance

(1) Excludes brokered deposits.

Byline Bancorp, Inc. | 14

Strong Liquidity and Securities Portfolio ($ in millions) Liquidity Position Cash and cash equivalents of $149.1 million, down by $112.1 million, or 42.9% from 3Q25 $1.4 billion investment portfolio all classified as AFS $2.2 billion of available borrowing capacity Uninsured deposits ratio at 34.9% Investment portfolio duration: 4.5 years; net of hedges: ~4.2 years Investment portfolio annual cash flow: ~$189 million Taxable securities yield of 3.24%, down 14 basis points from 3Q25 Highlights AFS Portfolio by Type Securities + Cash (Average)

Unguaranteed Government-Guaranteed Exposure Represents 5.4% of Total Loans ($ in millions) ($ in millions) $ Balance % of Portfolio Unguaranteed $375.4 5.0% Guaranteed 60.0 0.8% Total SBA 7(a) Loans $435.4 5.8% Unguaranteed $31.8 0.4% Guaranteed 19.8 0.3% Total USDA Loans $51.6 0.7% ACL/Unguaranteed Loan Balance Closed $108.9 million in SBC loan commitments in 4Q25 SBA 7(a) portfolio $435.4 million, down $41.9 million, or 8.8% from 3Q25 ACL/Unguaranteed loan balance ~9.0% $1.6 billion in serviced government guaranteed loans for investors in 4Q25 Since 2016, the unguaranteed government-guaranteed exposure has decreased from 14.6% down to 5.4% in 4Q25 On Balance Sheet SBA 7(a) & USDA Loans SBA 7(a) & USDA Closed Loan Commitments Highlights $121.7 $118.3 $105.8 $123.6 $106.9

Projected Acquisition Accounting Accretion Projected Accretion(1) ($ in millions) Projections are updated quarterly, assumes no prepayments and are subject to change.

Financial Summary

(dollars in thousands, except per share data)	As of or For the Three Months Ended					As of or For the Year Ended	
	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Income Statement							
Net interest income	$ 101,255	$ 99,890	$ 95,982	$ 88,221	$ 88,524	$ 385,348	$ 348,046
Provision for credit losses	9,702	5,298	11,923	9,179	6,878	36,102	27,041
Non-interest income	15,750	15,845	14,471	14,859	16,149	60,925	58,851
Non-interest expense	60,369	60,518	59,602	56,429	57,431	236,918	218,777
Income before provision for income taxes	46,934	49,919	38,928	37,472	40,364	173,253	161,079
Provision for income taxes	12,413	12,719	8,846	9,224	10,044	43,202	40,320
Net income	$ 34,521	$ 37,200	$ 30,082	$ 28,248	$ 30,320	$ 130,051	$ 120,759
Diluted earnings per common share(1)	$ 0.76	$ 0.82	$ 0.66	$ 0.64	$ 0.68	$ 2.89	$ 2.75
Balance Sheet							
Total loans and leases HFI	$ 7,522,990	$ 7,440,755	$ 7,328,055	$ 7,025,837	$ 6,906,822	$ 7,522,990	$ 6,906,822
Total deposits	7,647,443	7,828,197	7,810,479	7,553,308	7,458,628	7,647,443	7,458,628
Tangible common equity(1)	1,067,386	1,035,668	988,908	934,098	893,399	1,067,386	893,399
Balance Sheet Metrics							
Loans and leases / total deposits	98.37%	95.31%	94.15%	93.30%	92.64%	98.37%	92.64%
Tangible common equity / tangible assets(1)	11.29%	10.78%	10.39%	9.95%	9.61%	11.29%	9.61%
Key Performance Ratios							
Net interest margin	4.27%	4.27%	4.18%	4.07%	4.01%	4.22%	3.97%
Efficiency ratio	51.00%	51.00%	52.61%	53.66%	53.58%	51.83%	52.45%
Adjusted efficiency ratio(1)	50.27%	50.27%	48.20%	53.04%	53.37%	50.37%	52.24%
Non-interest income to total revenues	13.71%	13.71%	13.11%	14.42%	15.43%	13.65%	14.46%
Non-interest expense to average assets	2.47%	2.47%	2.48%	2.49%	2.48%	2.48%	2.38%
Return on average assets	1.52%	1.52%	1.25%	1.25%	1.31%	1.36%	1.31%
Adjusted return on average assets(1)	1.54%	1.54%	1.41%	1.27%	1.32%	1.41%	1.32%
Pre-tax pre-provision return on average assets (1)	2.25%	2.25%	2.12%	2.06%	2.04%	2.19%	2.05%
Dividend payout ratio on common stock	12.20%	12.20%	15.15%	15.63%	13.04%	13.84%	13.09%
Tangible book value per common share(1)	$ 23.44	$ 22.58	$ 21.56	$ 20.91	$ 20.09	$ 23.44	$ 20.09

(1) Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix for a reconciliation of non-GAAP measure to the most directly comparable GAAP financial measure.
(2) Interest income and rates include the effects of a tax equivalent adjustment to adjust tax-exempt investment income on tax-exempt investment securities to a fully taxable basis, assuming a federal income tax rate of 21%.

Byline Bancorp, Inc. | 18

Non-GAAP Reconciliation As of or For the Three Months Ended   As of or For the Year Ended (dollars in thousands, except per share data) December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 December 31, 2025 December 31, 2024 Net income and earnings per share excluding significant items Reported Net Income $ 34,521 $ 37,200 $ 30,082 $ 28,248 $ 30,320 $ 130,051 $ 120,759 Significant items: Merger-related expenses — — 4,450 637 218 5,087 629 Secondary public offering of common stock expenses — — 413 — — 413 — Loss on extinguishment of debt — 843 — — — 843 — Impairment charges on assets held for sale and ROU assets 195 — — — — 195 194 Tax benefit (50) (221) (1,117) (134) (1) (1,522) (85) Adjusted Net Income   $ 34,666   $ 37,822   $ 33,828   $ 28,751   $ 30,537   $ 135,067   $ 121,497 Reported Diluted Earnings per Share $ 0.76 $ 0.82 $ 0.82 $ 0.66 $ 0.64 $ 2.89 $ 2.75 Significant items: Secondary public offering of common stock expenses — — 0.01 — — 0.11 0.01 Merger-related expenses — — 0.10 0.01 — 0.01 — Loss on extinguishment of debt 0.02 0.02 — — — 0.02 — Impairment charges on assets held for sale and ROU assets — — — — — — — Tax benefit (0.01) (0.01) (0.02) — — (0.03) — Adjusted Diluted Earnings per Share   $ 0.77   $ 0.83   $ 0.90   $ 0.67   $ 0.64   $ 3.00   $ 2.76

Non-GAAP Reconciliation *(continued)*

	As of or For the Three Months Ended					As of or For the Year Ended	
(dollars in thousands)	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Adjusted non-interest expense:							
Non-interest expense	$ 60,369	$ 60,518	$ 59,602	$ 56,429	$ 57,431	$ 236,918	$ 161,346
Less: Merger-related expenses	—	—	4,450	637	218	5,087	629
Less: Secondary public offering of common stock expenses	—	—	413	—	—	413	—
Less: Loss on extinguishment of debt	—	843	—	—	—	843	—
Less: Impairment charges on assets held for sale and ROU assets	195	—	—	—	—	195	194
Adjusted non-interest expense	$ 60,369	$ 60,518	$ 54,739	$ 55,792	$ 57,213	$ 231,418	$ 160,717
Adjusted non-interest expense ex. amortization of intangible assets:							
Adjusted non-interest expense	$ 60,369	$ 60,518	$ 54,739	$ 55,792	$ 57,213	$ 231,418	$ 160,717
Less: Amortization of intangible assets	1,494	1,494	1,499	1,118	1,345	5,605	5,380
Adjusted non-interest expense ex. amortization of intangible assets	$ 58,875	$ 59,024	$ 53,240	$ 54,674	$ 55,868	$ 225,813	$ 155,337
Pre-tax pre-provision net income:							
Pre-tax income	$ 46,934	$ 49,919	$ 38,928	$ 37,472	$ 40,364	$ 173,253	$ 161,079
Add: Provision for credit losses	9,702	5,298	11,923	9,179	6,878	36,102	27,041
Pre-tax pre-provision net income	$ 56,636	$ 55,217	$ 50,851	$ 46,651	$ 47,242	$ 209,355	$ 188,120
Adjusted pre-tax pre-provision net income:							
Pre-tax pre-provision net income	$ 56,636	$ 55,217	$ 50,851	$ 46,651	$ 47,242	$ 209,355	$ 188,120
Add: Merger-related expenses	—	—	4,450	637	218	5,087	629
Add: Secondary public offering of common stock expenses	—	—	413	—	—	413	—
Add: Loss on extinguishment of debt	—	843	—	—	—	843	—
Add:Impairment charges on assets held for sale and ROU assets	195	—	—	—	—	195	194
Adjusted pre-tax pre-provision net income	$ 56,636	$ 55,217	$ 55,714	$ 47,288	$ 47,460	$ 214,855	$ 188,749
Tax equivalent net interest income:							
Net interest income	$ 101,255	$ 99,890	$ 95,982	$ 88,221	$ 88,524	$ 385,348	$ 348,046
Add: Tax-equivalent adjustment	218	228	231	228	230	901	921
Net interest income, fully taxable equivalent	$ 101,473	$ 100,118	$ 96,213	$ 88,754	$ 87,684	$ 386,249	$ 260,213
Total revenues:							
Net interest income	$ 101,255	$ 99,890	$ 95,982	$ 88,221	$ 88,524	$ 385,348	$ 348,046
Add: Non-interest income	15,750	15,845	14,471	14,859	16,149	60,925	58,851
Total revenues	$ 117,005	$ 115,735	$ 110,453	$ 103,080	$ 104,673	$ 446,273	$ 406,897

Byline Bancorp, Inc. | 20

Non-GAAP Reconciliation *(continued)*

(dollars in thousands)	As of or For the Three Months Ended					As of or For the Year Ended	
	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Tangible common stockholders' equity:							
Total stockholders' equity	$ 1,267,906	$ 1,237,682	$ 1,192,416	$ 1,131,078	$ 1,091,497	$ 1,267,906	$ 1,091,497
Less: Goodwill and other intangibles	200,520	202,014	203,508	196,980	198,098	200,520	198,098
Tangible common stockholders' equity	$ 1,067,386	$ 1,035,668	$ 988,908	$ 934,098	$ 893,399	$ 1,067,386	$ 893,399
Tangible assets:							
Total assets	$ 9,652,676	$ 9,812,375	$ 9,720,218	$ 9,584,732	$ 9,496,529	$ 9,652,676	$ 9,496,529
Less: Goodwill and other intangibles	200,520	202,014	203,508	196,980	198,098	200,520	198,098
Tangible assets	$ 9,452,156	$ 9,610,361	$ 9,516,710	$ 9,387,752	$ 9,298,431	$ 9,452,156	$ 9,298,431
Average tangible common stockholders' equity:							
Average total stockholders' equity	$ 1,290,789	$ 1,208,290	$ 1,178,554	$ 1,110,168	$ 1,094,025	$ 1,197,476	$ 1,040,515
Less: Average goodwill and other intangibles	201,251	202,723	203,767	197,514	198,697	201,328	200,740
Average tangible common stockholders' equity	$ 1,089,538	$ 1,005,567	$ 974,787	$ 912,654	$ 859,537	$ 996,148	$ 839,775
Average tangible assets:							
Average total assets	$ 9,683,103	$ 9,716,920	$ 9,633,817	$ 9,186,765	$ 9,201,635	$ 9,514,443	$ 9,182,543
Less: Average goodwill and other intangibles	201,251	202,723	203,767	197,514	198,697	201,328	200,740
Average tangible assets	$ 9,481,852	$ 9,514,197	$ 9,430,050	$ 8,989,251	$ 9,002,938	$ 9,313,115	$ 8,981,803
Tangible net income:							
Net income	$ 34,521	$ 30,082	$ 28,248	$ 30,320	$ 30,328	$ 130,051	$ 120,759
Add: After-tax intangible asset amortization	1,104	1,103	1,107	826	1,015	4,140	3,974
Tangible net income	$ 35,625	$ 31,185	$ 29,355	$ 31,146	$ 31,343	$ 134,191	$ 124,733
Adjusted tangible net income:							
Tangible net income	$ 35,625	$ 31,189	$ 29,074	$ 31,335	$ 31,314	$ 134,191	$ 124,733
Add: Merger-related expenses	—	—	4,450	637	218	5,087	629
Add: Secondary public offering of common stock expenses	—	—	413	—	—	413	—
Add: Loss on extinguishment of debt	—	843	—	—	—	843	—
Add:Impairment charges on assets held for sale and ROU assets	195	—	—	—	—	195	194
Add: Tax benefit on significant items	(50)	(221)	(1,117)	(134)	(1)	(1,522)	(85)
Adjusted tangible net income	$ 35,770	$ 31,811	$ 32,820	$ 31,838	$ 31,531	$ 139,207	$ 125,471

Byline Bancorp, Inc.™ | 21

Non-GAAP Reconciliation *(continued)*

(dollars in thousands, except share and per share data, ratios annualized, where applicable)	As of or For the Three Months Ended					As of or For the Year Ended	
	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Pre-tax pre-provision return on average assets:							
Pre-tax pre-provision net income	$ 56,636	$ 55,217	$ 50,851	$ 46,651	$ 47,242	$ 209,355	$ 188,120
Average total assets	9,683,103	9,716,920	9,633,817	9,186,765	9,201,635	9,514,443	9,182,543
Pre-tax pre-provision return on average assets	2.25%	2.25%	2.12%	2.06%	2.04%	2.19%	2.05%
Adjusted pre-tax pre-provision return on average assets:							
Adjusted pre-tax pre-provision net income	$ 56,636	$ 55,217	$ 55,714	$ 47,288	$ 47,460	$ 214,855	$ 188,749
Average total assets	9,683,103	9,716,920	9,633,817	9,186,765	9,201,635	9,514,443	9,182,543
Adjusted pre-tax pre-provision return on average assets	2.33%	2.29%	2.32%	2.09%	2.05%	2.26%	2.06%
Net interest margin, fully taxable equivalent:							
Net interest income, fully taxable equivalent	$ 101,473	$ 100,118	$ 96,213	$ 88,754	$ 87,684	$ 284,745	$ 260,213
Total average interest-earning assets	9,230,799	9,288,078	9,208,156	8,785,619	8,785,176	9,130,196	8,774,014
Net interest margin, fully taxable equivalent	4.28%	4.28%	4.19%	4.08%	4.02%	4.23%	3.98%
Non-interest income to total revenues:							
Non-interest income	$ 15,750	$ 15,845	$ 14,471	$ 14,859	$ 16,149	$ 60,925	$ 58,851
Total revenues	117,005	115,735	110,453	103,080	104,673	446,273	406,897
Non-interest income to total revenues	13.71%	13.71%	13.11%	14.42%	15.43%	13.65%	14.46%
Adjusted non-interest expense to average assets:							
Adjusted non-interest expense	$ 60,369	$ 60,518	$ 54,739	$ 55,792	$ 57,213	$ 231,418	$ 160,717
Average total assets	9,683,103	9,716,920	9,633,817	9,186,765	9,201,635	9,514,443	9,182,543
Adjusted non-interest expense to average assets	2.47%	2.47%	2.48%	2.49%	2.48%	2.48%	2.38%
Adjusted efficiency ratio:							
Adjusted non-interest expense excluding amortization of intangible assets	$ 58,875	$ 59,024	$ 53,240	$ 54,674	$ 55,868	$ 225,813	$ 155,337
Total revenues	117,005	115,735	110,453	103,080	104,673	446,273	406,897
Adjusted efficiency ratio	50.27%	50.27%	48.20%	53.04%	53.37%	50.37%	52.24%
Adjusted return on average assets:							
Adjusted net income	$ 34,666	$ 37,822	$ 33,828	$ 28,751	$ 30,537	$ 135,067	$ 121,497
Average total assets	9,683,103	9,716,920	9,633,817	9,186,765	9,201,635	9,514,443	9,182,543
Adjusted return on average assets	1.54%	1.54%	1.41%	1.27%	1.32%	1.41%	1.32%
Adjusted return on average stockholders' equity:							
Adjusted net income	$ 34,666	$ 37,822	$ 33,828	$ 28,751	$ 30,537	$ 135,067	$ 121,497
Average stockholders' equity	1,290,789	1,208,290	1,178,554	1,110,168	1,094,025	1,197,476	1,040,515
Adjusted return on average stockholders' equity	10.65%	12.42%	11.51%	10.50%	11.10%	11.28%	11.68%

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Non-GAAP Reconciliation *(continued)*

	As of or For the Three Months Ended					As of or For the Year Ended	
	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Tangible common equity to tangible assets:							
Tangible common equity	$ 1,067,386	$ 1,035,668	$ 988,908	$ 934,098	$ 893,399	$ 1,067,386	$ 893,399
Tangible assets	9,452,156	9,610,361	9,516,710	9,387,752	9,298,431	9,452,156	9,298,431
Tangible common equity to tangible assets	11.29%	10.78%	10.39%	9.95%	9.61%	11.29%	9.61%
Return on average tangible common stockholders' equity:							
Tangible net income	$ 35,625	$ 31,185	$ 29,355	$ 31,146	$ 31,343	$ 134,191	$ 124,733
Average tangible common stockholders' equity	1,089,538	1,005,567	974,787	912,654	859,537	996,148	839,775
Return on average tangible common stockholders' equity	12.97%	15.11%	12.83%	12.92%	13.92%	13.47%	14.85%
Adjusted return on average tangible common stockholders' equity:							
Adjusted tangible net income	$ 35,770	$ 31,811	$ 32,820	$ 31,838	$ 31,531	$ 139,207	$ 125,471
Average tangible common stockholders' equity	1,089,538	1,005,567	974,787	912,654	859,537	996,148	839,775
Adjusted return on average tangible common stockholders' equity	13.02%	15.36%	14.37%	13.14%	14.02%	13.97%	14.94%
Tangible book value per share:							
Tangible common equity	$ 1,067,386	$ 1,035,668	$ 988,908	$ 934,098	$ 893,399	$ 1,067,386	$ 893,399
Common shares outstanding	45,545,928	45,859,977	45,866,649	44,675,553	44,459,584	45,545,928	44,459,584
Tangible book value per share	$ 23.44	$ 22.58	$ 21.56	$ 20.91	$ 20.09	$ 23.44	$ 20.09

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